                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   BECKER DRAPKIN PARTNERS (QP), L.P.

                Item                                 Information

Name:                                   BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                                500 Crescent Court, Suite 230, Dallas,
                                        Texas 75201

Designated Filer:                       Becker Drapkin Management, L.P.

Date of Event Requiring Statement       February 10, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading       Special Diversified Opportunities Inc.
Symbol:                                 [SDOI]

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    Becker Drapkin Management, L.P.
                                        Its:   General Partner

                                        By:    BC Advisors, LLC
                                        Its:   General Partner

                                        By:    /s/ Ashley Sekimoto
                                               ------------------------
                                        Name:  Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date:  February 12, 2014

2.   BECKER DRAPKIN PARTNERS, L.P.

                Item                                 Information

Name:                                   BECKER DRAPKIN PARTNERS, L.P.

Address:                                500 Crescent Court, Suite 230, Dallas,
                                        Texas 75201

Designated Filer:                       Becker Drapkin Management, L.P.

Date of Event Requiring Statement       February 10, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading       Special Diversified Opportunities Inc.
Symbol:                                 [SDOI]

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    Becker Drapkin Management, L.P.
                                        Its:   General Partner

                                        By:    BC Advisors, LLC
                                        Its:   General Partner

                                        By:    /s/ Ashley Sekimoto
                                               ------------------------
                                        Name:  Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date:  February 12, 2014

3.   BC ADVISORS, LLC

                Item                                 Information

Name:                                   BC ADVISORS, LLC

Address:                                500 Crescent Court, Suite 230, Dallas,
                                        Texas 75201

Designated Filer:                       Becker Drapkin Management, L.P.

Date of Event Requiring Statement       February 10, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading       Special Diversified Opportunities Inc.
Symbol:                                 [SDOI]

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:
                                        By:    /s/ Ashley Sekimoto
                                               -------------------------
                                        Name:  Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date:  February 12, 2014

4.   STEVEN R. BECKER

                Item                                 Information

Name:                                   STEVEN R. BECKER

Address:                                500 Crescent Court, Suite 230, Dallas,
                                        Texas 75201

Designated Filer:                       Becker Drapkin Management, L.P.

Date of Event Requiring Statement       February 10, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading       Special Diversified Opportunities Inc.
Symbol:                                 [SDOI]

Relationship of Reporting Person(s)     Director and 10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:
                                        By:    /s/ Ashley Sekimoto
                                               ------------------------
                                        Name:  Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date:  February 12, 2014

5.   MATTHEW A. DRAPKIN

                Item                                 Information

Name:                                   MATTHEW A. DRAPKIN

Address:                                500 Crescent Court, Suite 230, Dallas,
                                        Texas 75201

Designated Filer:                       Becker Drapkin Management, L.P.

Date of Event Requiring Statement       February 10, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading       Special Diversified Opportunities Inc.
Symbol:                                 [SDOI]

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:
                                        By:    /s/ Ashley Sekimoto
                                               ------------------------
                                        Name:  Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date:  February 12, 2014